                                                                    EXHIBIT 1.2


                           AAMES CAPITAL CORPORATION

                       Mortgage Pass-Through Certificates

                               PRICING AGREEMENT




                                                            June 18, 1997



Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I hereto
  c/o    Donaldson, Lufkin & Jenrette Securities Corporation
         277 Park Avenue
         New York, New York 10172


Ladies and Gentlemen:

         Aames Capital Corporation (the "Company") proposes, subject to the terms and condition stated herein and the Underwriting Agreement, dated June 18, 1997 (the "Underwriting Agreement"), between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter and as Representative (in such capacity, the "Representative" of the several underwriters named in Schedule I hereto (together with the Representative, the "Underwriters"), to issue and sell to the Underwriters the series of mortgage pass-through certificates specified in Schedule II hereto (the "Certificates"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Certificates. Each reference to Representative contained in the Underwriting Agreement shall be deemed to refer to the Representative named herein. Unless otherwise defined herein, terms in the Underwriting Agreement are used herein as therein defined.

Donaldson, Lufkin & Jenrette Securities Corporation
June 18, 1997
Page 2

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Certificates in the form heretofore delivered to you is now proposed to be filed or, in the case of a supplement, mailed for filing with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the time and at the purchase price set forth in Schedule II hereto, the aggregate amount of each Class of Certificates set forth opposite the name of such Underwriter set forth in
Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Company.

                                        Very truly yours,

                                        AAMES CAPITAL CORPORATION


                                        By: /s/ Mark E. Elbaum
                                           -----------------------------------
                                        Name:  Mark E. Elabaum
                                        Title: Senior Vice President - Finance

CONFIRMED AND ACCEPTED,
as of the date first above written:


DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By:  /s/ Paul J. Najarian
   -----------------------------------
   Name:  Paul J. Najarian
   Title: Vice President

          For itself and as
          Representative of the several
          Underwriters named in
          Schedule I hereto









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

                                   SCHEDULE I
                                   ----------



                                 Principal       Principal       Principal       Principal       Principal       Principal
                                 Amount of       Amount of       Amount of       Amount of       Amount of       Amount of
                                 Class A-1       Class A-2       Class A-3       Class A-4       Class A-5       Class A-6
 Underwriter                     Certificates    Certificates    Certificates    Certificates    Certificates    Certificates
----------------------           ------------    ------------    ------------    ------------    ------------    ------------
Donaldson, Lufkin & Jenrette
Securities Corporation           $31,950,000     $ 4,725,000     $17,662,500     $ 4,387,500     $ 6,255,000     $ 8,550,000

Prudential Securities            $17,750,000     $ 2,625,000     $ 9,812,500     $ 2,437,500     $ 3,475,000     $ 4,750,000
Incorporated

Morgan Stanley & Co.             $ 7,100,000     $ 1,050,000     $ 3,925,000     $   975,000     $ 1,390,000     $ 1,900,000
Incorporated

J.P. Morgan Securities Inc.      $ 7,100,000     $ 1,050,000     $ 3,925,000     $   975,000     $ 1,390,000     $ 1,900,000


NationsBanc Capital Markets,     $ 7,100,000     $ 1,050,000     $ 3,925,000     $   975,000     $ 1,390,000     $ 1,900,000
Inc.

Total                            $71,000,000     $10,500,000     $39,250,000     $ 9,750,000     $13,900,000     $19,000,000


                                 Notional        Principal       Principal
                                 Amount of       Amount of       Amount of
                                 Class A-IO      Class M-1F      Class M-2F
 Underwriter                     Certificates    Certificates    Certificates
----------------------           ------------    ------------    ------------
Donaldson, Lufkin & Jenrette
Securities Corporation           $19,000,000     $ 3,847,500     $ 5,130,000

Prudential Securities            $0              $ 2,137,500     $ 2,850,000
Incorporated

Morgan Stanley & Co.             $0              $   855,000     $ 1,140,000
Incorporated

J.P. Morgan Securities Inc.      $0              $   855,000     $ 1,140,000


NationsBanc Capital Markets,     $0              $   855,000     $ 1,140,000
Inc.

Total                            $19,000,000     $ 8,550,000     $11,400,000










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

                                  Principal        Principal        Principal        Principal        Principal
                                  Amount of        Amount of        Amount of        Amount of        Amount of
                                  Class B-1F       Class A-7        Class M-1A       Class M-2A       Class B-1A
 Underwriter                      Certificates     Certificates     Certificates     Certificates     Certificates
 ----------------------           ------------     ------------     ------------     ------------     ------------
 Donaldson, Lufkin & Jenrette
 Securities Corporation           $  2,992,500     $108,810,000     $ 11,508,750     $ 11,508,750     $  7,672,500

 Prudential Securities            $  1,662,500     $ 60,450,000     $  6,393,750     $  6,393,750     $  4,262,500
 Incorporated

 Morgan Stanley & Co.             $    665,000     $ 24,180,000     $  2,557,500     $  2,557,500     $  1,705,000
 Incorporated

 J.P. Morgan Securities Inc.      $    665,000     $ 24,180,000     $  2,557,500     $  2,557,500     $  1,705,000

 NationsBanc Capital Markets,     $    665,000     $ 24,180,000     $  2,557,500     $  2,557,500     $  1,705,000
 Inc

 Total                            $  6,650,000     $241,800,000     $ 25,575,000     $ 25,575,000     $ 17,050,000













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

                                   SCHEDULE II
                                   -----------


Registration Statement No. 333-21219
  Base Prospectus June 18, 1997
  Prospectus Supplement dated March 18, 1997


        Title of Certificates:                 Class A-1
                                               ---------

             Amount of Certificates:           $71,000,000 (approximate)
             Pass-Through Rate:                6.41%
             Purchase Price Percentage:        99.89%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-2
                                               ---------

             Amount of Certificates:           $10,500,000 (approximate)
             Pass-Through Rate:                6.52%
             Purchase Price Percentage:        99.84%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-3
                                               ---------

             Amount of Certificates:           $39,250,000 (approximate)
             Pass-Through Rate:                6.68%
             Purchase Price Percentage:        99.759375
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997

             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-4
                                               ---------

             Amount of Certificates:           $9,750,000 (approximate)
             Pass-Through Rate:                6.95%
             Purchase Price Percentage:        99.684375
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-5
                                               ---------

             Amount of Certificates:           $13,900,000 (approximate)
             Pass-Through Rate:                7.27%
             Purchase Price Percentage:        99.618750
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-6
                                               ---------

             Amount of Certificates:           $19,000,000 (approximate)
             Pass-Through Rate:                6.92%
             Purchase Price Percentage:        99.653125
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-I0
                                               ----------

             Amount of Certificates:           $19,000,000 Notional Amount
                                               (approximate)
             Pass-Through Rate:                5.50%
             Purchase Price Percentage:        14.01678%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class M-1F
                                               ----------

             Amount of Certificates:           $8,550,000 (approximate)
             Pass-Through Rate:                7.13%
             Purchase Price Percentage:        99.584375
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class M-2F
                                               ----------

             Amount of Certificates:           $11,400,000 (approximate)
             Pass-Through Rate:                7.38%
             Purchase Price Percentage:        99.55%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class B-1F
                                               ----------

             Amount of Certificates:           $6,650,000 (approximate)

             Pass-Through Rate:                7.68%
             Purchase Price Percentage:        99.46875%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class A-1A
                                               ----------

             Amount of Certificates:           $241,800,000 (approximate)
             Pass-Through Rate:                LIBOR + .22%
             Purchase Price Percentage:        99.775%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $1,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class M-1A
                                               ----------

             Amount of Certificates:           $25,575,000 (approximate)
             Pass-Through Rate:                LIBOR + .36%
             Purchase Price Percentage:        99.65%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class M-2A
                                               ----------

             Amount of Certificates:           $25,575,000 (approximate)
             Pass-Through Rate:                LIBOR + .56%
             Purchase Price Percentage:        99.6%

             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.

        Title of Certificates:                 Class B-1A
                                               ----------

             Amount of Certificates:           $17,050,000 (approximate)
             Pass-Through Rate:                LIBOR + .99%
             Purchase Price Percentage:        99.55%
             Cut-off Date:                     June 1, 1997
             Closing:                          June 25, 1997
             Denominations:                    $25,000.00 and integral multiples
                                               of $1.00 in excess thereof.




Representative with respect to the Offered
Certificates:                                      Donaldson, Lufkin & Jenrette
                                                         Securities Corporation


Location of Settlement: The offices of Andrews & Kurth L.L.P., 601 South Figueroa Street, Los Angeles, California
















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